Exhibit 33.2 X:\Structured Finance\Reg AB\@SEC Filings\Annual Exhibits\Word or PDF Versions\To be Converted\33_cwc_ss

CWCapital ASSET MANAGEMENT
February 29, 2016
Management's Report on Assessment of Compliance with Regulation AB Servicing Criteria
1.
CWCapital Asset Management LLC ("CWCAM") is responsible for assessing compliance with applicable servicing criteria, set forth in Item 1122(d) of Regulation AB of the Securities and Exchange
Commission, for all commercial mortgage-backed securitization transactions publicly-issued pursuant to a registration statement under the Securities Act of 1933 on or after January 1, 2006, wherein the
Company provides special servicer activities (the Platform), except for servicing criteria
1122(d)(1)(iii),1122(d)(3)(i)(b),1122(d)(3)(i)(c),1122(d)(3)(i)(d),1122(d)(3)(ii),1122(d)(3)(iii),
1122(d)(3)(iv),1122(d)(4)(v),1122(d)(4)(ix),1122(d)(4)(x),1122(d)(4)(xi),1122(d)(4)(xii),1122(d)(4)(xiii),
1122(d)(4)(xiv), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the twelve months ended December 31,
2015 (Applicable Servicing Criteria). With respect to applicable servicing criteria 1122(d)(1)(ii),
1122(d)(1)(v), 1122(d)(2)(vi),1122(d)(4)(i),1122(d)(4)(iii), and 1122(d)(4)(iv), the Company has
determined that there were no activities performed during the twelve months ended December 31,
2015, with respect to the Platform, because there were no occurrences of events that would require the
Company to perform such activities. Appendix A to Management's Report on Assessment of
Compliance with Regulation AB Servicing Criteria (the "Assessment") identifies the individual asset-
backed transactions and securities defined by management as constituting the Platform. Appendix B to this Assessment notes the Applicable Servicing Criteria.
2.
CWCAM has assessed its compliance with the Applicable Servicing Criteria as of December 31, 2015
and for the period from January 1, 2015 to December 31, 2015 ("the Reporting Period"). In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of item 1122 of Regulation AB.
3.
Based on such assessment, management believes that as of December 31, 2015, and for Reporting
Period, CWCAM has complied in all material respects with the Applicable Servicing Criteria set forth in
Item 1122(d) with respect to the Platform.
KPMG LLP, an independent registered public accounting firm, has issued an attestation report on
CWCAM's compliance with the Applicable Servicing Criteria as of December 31, 2015, and for the
Reporting Period.

CWCapital Asset Management
LLC
By: /s/ David B. Iannarone
David B. Iannarone
President
By: /s/ Bruce Cunningham
Bruce Cunningham
Chief Financial Officer
Date: 2-29-2016
Date:
2-29-2016

Appendix A
BACM 2006-3
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-3
BACM 2006-6
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6
BACM 2007-1
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-1
BACM 2007-2
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-2
BACM 2008-1
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-1
BBCMS 2015 – SLP MZ
Barclays Bank Commercial Mortgage Securities, Commercial Mezzanine Pass-Through Certifications, Series 2015-SLP
MZ A
CD 2007-CD4
Citigroup Commercial Mortgage Securities, Commercial Mortgage Certificates, Series CD 2007-CD4
CD 2007-CD5
Citigroup Commercial Mortgage Securities, Commercial Mortgage Certificates, Series CD 2007-CD5
CGCMT 2007-C6
Citigroup Commercial Mortgage Trust 2007-C6, Commercial Mortgage Pass-Through Certificates, Series 2007-C6
COBALT 2006-C1
COBALT CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates,
Series 2006-C1
COBALT 2007-C2
COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates,
Series 2007-C2
COBALT 2007-C3
COBALT CMBS Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates,
Series 2007-C3
COMM 2006-C7
Deutsche Mortgage & Asset Receiving Corporation, COMM 2006-C7 Commercial Mortgage Pass-Through Certificates
COMM 2007-C9
Deutsche Mortgage & Asset Receiving Corporation, COMM 2007-C9 Commercial Mortgage Pass-Through Certificates
COMM 2012-LC4
Deutsche Mortgage & Asset Receiving Corporation, COMM 2012-LC4 Commercial Mortgage Pass-Through Certificate
COMM 2015-CCRE23
Deutsche Mortgage & Asset Receiving Corporation, COMM 2015-CCRE23 Commercial Mortgage Pass-Through
Certificates
COMM 2015-CCRE25

Deutsche Mortgage & Asset Receiving Corporation, COMM 2015-CCRE25 Commercial Mortgage Pass-Through
Certificates
COMM 2015-CCRE26
Deutsche Mortgage & Asset Receiving Corporation, COMM 2015-CCRE26 Commercial Mortgage Pass-Through
Certificates
CSFB 2006-TFL2
Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, series 2006-
TFL2
DBUBS 2011-LC3
DBUBS 2011-LC3 Commercial Mortgage Pass-Through Certificates
GSMSC 2007-GG10
GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10
GSMS 2014-GC22
GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC22 and
Companion Loan Noteholders
GSMSC 2014-GC26
GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC26 and
Companion Loan Noteholders
GSMS 2012-GCJ7
GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ7 and
Companion Loan Noteholders
GSMS 2015-GC32
GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC32 and
Companion Loan Noteholders
JPMBB 2014-C23
J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2014-C23
JPMC 2006-CIBC17
J.P. Morgan Chase Commercial Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2006-CIBC17
JPMC 2006-LDP9
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through
Certificates, Series 2006-LDP9
JPMC 2007-LDP11
J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series
2007-LDP11
JPMC 2008-C2
J.P. Morgan Chase Commercial Mortgage Securities Trust 2008-C2, Commercial Mortgage Pass-Through Certificates,
Series 2008-C2
JPMCC 2013 – LC11
J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-LC11, Commercial Mortgage Pass-Through Certificates,
Series 2013-LC11
JPMCC 2015-FL7

J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-FL7, Commercial Mortgage Pass-Through Certificates,
Series 2015-FL7
LBCMT 2007-C3
LB Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series 2007-C3
LBUBS 2006-C4
LB-UBS Commercial Mortgage Trust 2006-C4, Commercial Mortgage Pass-Through Certificates, Series 2006-C4
LBUBS 2007-C1
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1
LBUBS 2007-C2
LB-UBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2
LBUBS 2008-C1
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mortgage Pass-Through Certificates, Series 2008-C1
MLCFC 2006-1
ML-CFC Commercial Mortgage Trust 2006-2, Commercial Mortgage Pass-Through Certificates, Series 2006-1
MLCFC 2006-2
ML-CFC Commercial Mortgage Trust 2006-2, Commercial Mortgage Pass-Through Certificates, Series 2006-2
MLCFC 2007-5
ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5
MLCFC 2007-6
ML-CFC Commercial Mortgage Trust 2007-6, Commercial Mortgage Pass-Through Certificates, Series 2007-6
MLMT 2006-C1
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1
MSBAM 2014-C19
Morgan Stanley, Bank of America, Merrill Lynch Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-
C19
MSBAM 2015-C20
Morgan Stanley, Bank of America, Merrill Lynch Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-
C20
MSBAM 2015-C21
Morgan Stanley, Bank of America, Merrill Lynch Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-
C21
MSBAM 2015-C27
Morgan Stanley, Bank of America, Merrill Lynch Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-
C27
MSCI 2007-HQ11
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ11
MSCI 2007-HQ13
Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ13
UBS 2012-C2
UBS-Barclays Commercial Mortgage Trust 2012-C2. Series 2012-C2

WBCMT 2006-C23
Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23
WBCMT 2006-C25
Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C25
WBCMT 2006-C26
Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C26
WBCMT 2006-C28
Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C28
WBCMT 2007-C30
Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30
WBCMT 2007-C32
Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C32
WBCMT 2007-C34
Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C34
WFCM 2015-C30
Wells Fargo Bank, National Association, Commercial Mortgage Pass-Through Certificates, Series 2015-C30
WFRBS 2013-C15
Wells Fargo Bank, National Association, Commercial Mortgage Pass-Through Certificates, Series 2013-C15
WFRBS 2013-UBS1
Wells Fargo Bank, National Association, Commercial Mortgage Pass-Through Certificates, Series 2013-UBS1
WFRBS 2014-C21
Wells Fargo Bank, National Association, Commercial Mortgage Pass-Through Certificates, Series 2014-C21
WFRBS 2014-C22
Wells Fargo Bank, National Association, Commercial Mortgage Pass-Through Certificates, Series 2014-C22
WFRBS 2014-C23
Wells Fargo Bank, National Association, Commercial Mortgage Pass-Through Certificates, Series 2014-C23
WFRBS 2014-C25
Wells Fargo Bank, National Association, Commercial Mortgage Pass-Through Certificates, Series 2014-C25

APPENDIX B
APPLICABLE SERVICING CRITERIA
Relevant Servicing Criteria
Reference
Criteria
CWCAM
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.*
Applicable
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
Applicable
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
Not applicable
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
Applicable
1122(d)(1)(v)
Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.
Applicable
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
Applicable
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
Applicable
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
Applicable
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
Applicable
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
Applicable
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.
Applicable
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations (A) are mathematically accurate; (B) are
Applicable

Relevant Servicing Criteria
Reference
Criteria
CWCAM
General Servicing Considerations
prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are
(a) Applicable
maintained in accordance with the transaction agreements and applicable
Commission requirements. Specifically, such reports (A) are prepared in
(b) Not applicable
accordance with timeframes and other terms set forth in the transaction
(c) Not applicable
agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as
(d) Not applicable
required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
Not applicable
1122(d)(3)(iii)
Disbursements made to an investor are posted within two business days to the
Servicer's investor records, or such other number of days specified in the transaction agreements.
Not applicable
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Not applicable
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.
Applicable
1122(d)(4)(ii)
Mortgage loan and related documents are safeguarded as required by the transaction agreements.
Applicable
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
Applicable
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
Applicable
1122(d)(4)(v)
The Servicer's records regarding the mortgage loans agree with the Servicer's records with respect to an obligor's unpaid principal balance.
Not applicable
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's mortgage loans
(e.g., loan modifications or re-agings) are made, reviewed and approved by
Applicable

Relevant Servicing Criteria
Reference
Criteria
CWCAM
General Servicing Considerations
authorized personnel in accordance with the transaction agreements and related pool asset documents.
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.*
Applicable
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.
Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
Applicable
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
Not applicable
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts):
(A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
Not applicable
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
Not applicable
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
Not applicable
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
Not applicable
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
Not applicable
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item 1114(a)(1)
through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
Not applicable
*Note: With respect to applicable servicing criteria 1122 (d)(1)(i) and 1122(d)(4)(vii), management has assessed compliance related to the receipt and conveyance of appraisals to mean that the Company shall use commercially reasonable efforts to obtain an appraisal within 60 days of such request or appraisal event, and finalize such appraisal after review and discussions with the appraiser within an additional 60 days, and such appraisal will be delivered to the Servicer within 10 days of such receipt.